UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2024

Permex Petroleum Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41558	98-1384682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Post Oak Blvd, 2 Blvd Place, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(346) 245-8981

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 18, 2024, Permex Petroleum Corporation (the “Company”) announced that it is repricing its previously announced non-brokered private placement (the “Offering”) of up to 18,635 convertible debenture units of the Company (each, a “Unit”). Each Unit consists of one convertible debenture (a “Debenture”) in the principal amount of $1,000 and 523 (previously 245) common share purchase warrants (each, a “Warrant”). Each Warrant is exercisable for a period of five years from the date of issuance for one common share of the Company (a “Share”) at an exercise price of $1.91 (previously $4.90). The Debentures will mature (the “Maturity Date”) one-year from the date of issuance. The Debentures will bear simple interest at a rate of 10%, payable on the Maturity Date or the date on which all or any portion of the Debenture is repaid. Interest will be paid in cash or Shares based on a conversion price of $1.91 (previously $4.08) (the “Conversion Price”), subject to Canadian Securities Exchange approval.

The Units are intended to only be offered to persons who either qualify as an “accredited investor” as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “Securities Act”) or who are located outside of the United States and are not a “U.S. person” as defined in Regulation S under the Securities Act.

A copy of the Company’s press release dated September 18, 2024, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This press release was issued pursuant to and in accordance with Rule 135c under the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, the Units or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permex Petroleum Corporation

September 24, 2024	By:	/s/ Bradley Taillon
Bradley Taillon
Chief Executive Officer

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